REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement"), dated as of December 1, 2006, is entered into by and between Fonix Corporation, a Delaware corporation (the "Company"), and McCormack Avenue, Ltd., a British Virgin Islands corporation (the “Buyer”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof among the Company and the Buyer (the "Purchase Agreement").

The Company and the Buyer hereby agree as follows:

1.    Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

"Advice" shall have meaning set forth in Section 3(o).

"Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

"Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of Delaware generally are authorized or required by law or other government actions to close.

"Closing Date" shall have the meaning set forth in the Purchase Agreement.

"Commission" means the United States Securities and Exchange Commission.

"Common Stock" means the Company's Class A Common Stock, par value $.0001 per share.

"Debentures" means the Series E 9% Convertible Debenture due November 30, 2011, in the principal amount of $1,038,750, purchased by the Buyer pursuant to the Purchase Agreement.

"Effectiveness Date" means the 90th day following the Filing Date.

"Effectiveness Period" shall have the meaning set forth in Section 2(a).

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Filing Date" means that date which is sixty (60) days after any registration statement that is filed by the Company after the date of this Agreement and on or before December 31, 2006, is declared effective by the Securities and Exchange Commission.

"Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

"Indemnified Party" shall have the meaning set forth in Section 5(c).

"Indemnifying Party" shall have the meaning set forth in Section 5(c).

"Losses" shall have the meaning set forth in Section 5(a).

"Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

"Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceed-ing, such as a deposition), whether commenced or threatened.

"Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

"Registrable Securities" means the shares of Common Stock issuable upon (i) conversion in full of the Debentures, and (ii) payment of interest in respect of the Debentures, assuming all interest is paid in shares of Common Stock and that all Debentures remain outstanding for three years; provided, however that in order to account for the fact that the number of shares of Common Stock that are issuable upon conversion of Debentures (and as payment of interest thereon) is determined in part upon the market price of the Common Stock at the time of conversion, Registrable Securities issuable upon the conversion of Debentures (and as payment of interest thereon) shall include (but not be limited to) a number of shares of Common Stock equal to no less than 125% of the number of shares of Common Stock into which the Debentures are convertible (including shares of Common Stock issuable as interest), assuming such conversion occurred on the Closing Date, the Filing Date or the date the Company files an acceleration request with the Commission relating to a Registration Statement, whichever such date yields the lowest Conversion Price (as defined in the Purchase Agreement).

"Registration Statement" means the registration statement contemplated by Section 2(a) (and any additional Registration Statements contemplated in the definition of Registrable Securities), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

"Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Securities Act" means the Securities Act of 1933, as amended.

"Special Counsel" means any special counsel to the Holders, for which the Holders will be reimbursed by the Company pursuant to Section 4.

2.    Registration

(a)    On or prior to the Filing Date, the Company shall prepare and file with the Commission a Registration Statement initially covering the resales by the Buyer of up to 300,000,000 shares of the Company’s common stock issuable upon conversion of the Debenture for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-1 (if the Company is not then eligible to register for resale the Registrable Securities on Form S-1 such registration shall be on another appropriate form in accordance herewith). The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effec-tive under the Securities Act until the date which is three years after the date that such Registration Statement is initially declared effective by the Commission or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent (the "Effectiveness Period"), provided, however, that the Company shall not be deemed to have used its best efforts to keep the Registration Statement effective during the Effectiveness Period if it voluntarily takes any action that would result in the Holders not being able to sell the Registrable Securities covered by such Registration Statement during the Effectiveness Period, unless such action is required under applicable law or the Company has filed a post-effective amendment to the Registration Statement and the Commission has not declared it effective.

3.    Registration Procedures. In connection with the Company's registration obliga-tions hereunder, the Company shall:

(a)    Prepare and file with the Commission on or prior to the Filing Date, a Registra-tion Statement on Form S-1 (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-1 such registration shall be on another appropriate form in accordance herewith), and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than five (5) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment (or with respect to any pre-effective amendment not less than two (2) Business Days prior to the filing of such pre-effective amendment) or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to the Holders and their Special Counsel, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders and their Special Counsel, and (ii) cause its officers and directors, counsel and independent certified pub-lic accountants to respond to such inquiries as shall be necessary, in the opinion of respective counsel to such Holders, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities or their Special Counsel shall reasonably object on a timely basis.

(b)    (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration State-ment as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Pro-spectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securi-ties Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposi-tion by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c)    File additional Registration Statements if the number of Registrable Securities at such time exceeds the number of shares of Common Stock then registered in a Registration Statement and the filing of such registration statement is in compliance with applicable SEC procedures and interpretations. The Company shall have 30 days to file such additional number of Registration Statements after notice of the requirement thereof which the Holders may give at such time when the Registrable Securities exceeds 85% of the number of shares of Common Stock then registered in a Registration Statement hereunder. In such event, the Registration Statement required to be filed by the Company shall include no less than a number of shares of Common Stock equal to no less than 100% of the number of shares of Common Stock into which all then outstanding Debentures are convertible (assuming such conversion occurred on the Filing Date or the date of the filing of the final acceleration request therefor, whichever date yields a lower Conversion Price) and any other Registrable Securities not then registered in a Registration Statement or such other number of additional registrable Shares as may be permitted by the SEC.

(d)    Notify the Holders of Registrable Securities to be sold, their Special Counsel immediately (and, in the case of (i)(A) below, not less than five (5) days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Regis-tration Statement is proposed to be filed; (B) whenever the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Pro-spectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that pur-pose; (iv) if at any time any of the representations and war-ranties of the Company contained in any agreement contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspen-sion of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Pro-spectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a mate-rial fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In addition, the Company shall furnish the Holders with copies of all intended written responses to the comments contemplated in clause (C) of this Section 3(d) not later than two (2) Business Days in advance of the filing of such responses with the Commission so that the Holders shall have the opportunity to comment thereon.

(e)    Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f)     [Reserved.]

(g)    Furnish to each Holder and their Special Counsel, without charge, at least one conformed copy of each Regis-tration Statement and each amendment thereto, including finan-cial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhib-its to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(h)    Promptly deliver to each Holder and their Special Counsel, without charge, as many copies of the Prospectus or Prospec-tuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in con-nection with the offering and sale of the Registrable Securi-ties covered by such Prospectus and any amendment or supplement thereto.

(i)     Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders and their Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such reg-istration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

(j)     Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by applicable law, of all restrictive leg-ends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request at least three (3) Business Days prior to any sale of Registrable Securities.

(k)    Upon the occurrence of any event contemplated by Section 3(d)(vi), as promptly as reasonably possible, prepare a supple-ment or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospec-tus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a mate-rial fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(l)     Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on the Nasdaq SmallCap Market and any other Subsequent Market (or qualified for trading on the OTC Bulletin Board, if applicable), if any, on which similar securi-ties issued by the Company are then listed as and when required pursuant to the Purchase Agreement.

(m)   [Reserved.]

(n)    Make available for inspection by the selling Holders, any representative of such Holders, and any attorney or accountant retained by such selling Holders, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors, agents and employees of the Company and its subsid-iaries to supply all information in each case reasonably requested by any such Holder, representative, attorney or accountant in connection with the Registration Statement; provided, however, that any information that is determined in good faith by the Company in writ-ing to be of a confidential nature at the time of delivery of such information shall be kept confidential by such Persons, unless (i) disclo-sure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities; (ii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person; or (iii) such information becomes available to such Person from a source other than the Company and such source is not known by such Person to be bound by a confidentiality agreement with the Company.

(o)    Comply with all applicable rules and regulations of the Commission.

(p)    The Company may require each selling Holder to furnish to the Company such information regarding the distribution of such Registrable Securities and the beneficial ownership of Common Stock held by such Holder as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration, without any penalty otherwise provided by this Agreement, the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

(q)    If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Com-pany, then such Holder shall have the right to require (i) the inclusion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the ownership by such Holder of such securities is not to be construed as a rec-ommendation by such Holder of the investment quality of the Company's securities covered thereby and that such ownership does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

(r)     Each Holder covenants and agrees that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3(h) and written or oral notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(d), and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(s)    Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d)(ii), 3(d)(iii), 3(d)(iv), 3(d)(v) or 3(d)(vi), such Holder will forthwith discon-tinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(k), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Pro-spectus may be resumed, and, in either case, has received cop-ies of any additional or supplemental filings that are incorpo-rated or deemed to be incorporated by reference in such Pro-spectus or Registration Statement.

4.    Registration Expenses

(a)    All fees and expenses incident to the perfor-mance of or compliance with this Agreement by the Company, except as and to the extent specified in Section 4(b), shall be borne by the Company whether or not the Registration State-ment is filed or becomes effective and whether or not any Reg-istrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registra-tion and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with Nasdaq and any Subsequent Market on which the Common Stock is then listed for trading, and (B) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of its counsel or, if its counsel fails to timely make such determinations, counsel for the Holders (which will not be subject to the restrictions set forth below) in connection with Blue Sky qualifica-tions or exemptions of the Registrable Securities and determination of the eligibility of the Regis-trable Securities for investment under the laws of such jurisdictions as the the Holders of a majority of Registrable Securities may designate)), (ii) printing expenses (including, without limita-tion, expenses of printing certificates for Registrable Securi-ties and of printing prospectuses if the printing of prospec-tuses is requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, tele-phone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company and Special Counsel for the Holders (which, in the case of the Special Counsel, will not exceed $7,500), (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Com-pany shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limi-tation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

5.    Indemnification

(a)    Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement and without limitation as to time, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investm-ent advisors and employees of each of them, each Person who con-trols any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the offi-cers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, with-out limitation, costs of preparation and attor-neys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospec-tus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not mis-leading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writ-ing to the Company by or on behalf of such Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Holder or such Holder's pro-posed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospec-tus or such form of Prospectus or in any amendment or supplement thereto. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b)    Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Com-pany, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a mate-rial fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement, such Prospectus or such form of prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus of such form of Prospectus or to the extent that such information relates to such Holder or such Holder's pro-posed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospec-tus or such form of Prospectus, or in any amendment or supplement thereto. In no event shall the lia-bility of any selling Holder hereun-der be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The breach, default or other action by or claim against one Holder will not be deemed a breach, default or action of or claim against any other Holder or in any way adversely affect the rights of each of the other Holders.

(b)    Conduct of Indemnification Proceedings.

(1)    If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determi-nation is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

(2)    An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indem-nified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indem-nifying Party (in which case, if such Indemnified Party noti-fies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

(3)    All fees and expenses of the Indemnified Party (in-cluding reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indem-nifying Party (regard-less of whether it is ultimately deter-mined that an Indemnified Party is not entitled to indemnifica-tion hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(c)    Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indem-nified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in ques-tion, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information sup-plied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limita-tions set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

(e)    The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allo-cation that does not take into account the equitable considera-tions referred to in the immediately preceding para-graph. Not-withstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Pro-ceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrep-resentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Per-son who was not guilty of such fraudulent misrepresentation.

(f)     The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.    Other Company Registration Obligations; Piggy-Back Registration.

(a)    No Inconsistent Agreements. Except as and to the extent specifically set forth in Schedule 6(a) attached hereto, neither the Company nor any of its subsidiaries has, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as and to the extent specifically set forth in Schedule 6(a) attached hereto, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Holders, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are sub-ject in all respects to the prior rights in full of the Holders set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement.

(b)    No Piggyback on Registrations. Except as and to the extent specifically set forth in Schedule 6(a) attached hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not enter into any agreement providing any such right to any of its security holders.

(c)    Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within twenty (20) days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of the Registrable Securities such Holder requests to be registered. No right to registration of Registrable Securities under this Section shall be construed to limit any registration otherwise required hereunder.

7.    Miscellaneous

(a)    Remedies. In the event of a breach by the Com-pany or by a Holder, of any of their obliga-tions under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of dam-ages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agrees that monetary damages would not provide adequate com-pensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)    Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of all of the then outstanding Registrable Securities; provided, however, that, for the pur-poses of this sentence, Registrable Securities that are owned, directly or indirectly, by the Company, or an Affiliate of the Company are not deemed outstanding. Notwithstanding the fore-going, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sen-tence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(c)    Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (Salt Lake City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Purchase Agreement later than 5:00 p.m. (Salt Lake City time) on any date and earlier than 11:59 p.m. (Salt Lake City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Fonix Corporation
9350 S 150 E, Suite 700
Salt Lake City, Utah 84070
Facsimile No.: (801) 553-6707
Attn: Roger D. Dudley, Executive Vice President

With copies to:	Durham Jones & Pinegar, P.C.
(which shall	111 East Broadway
not constitute	Suite 900
notice)	Salt Lake City, Utah 84111
Facsimile No.: (801) 415-3500
Attn: Jeffrey M. Jones, Esq.

If to the Buyer:	McCormack Avenue Ltd.
Harbor House, Second Floor
Waterfront Drive
Road Town, Tortola BVI
Attn.: Steve Hicks

With copies to:	Henry Sargent
Southridge Capital Management, LLC
90 Grove Street
Ridgefield, Connecticut 06877
Fax: 203-431-8301

and Krieger & Prager LLP
39 Broadway
Suite 920
New York, New York 10006
Fax 212 363 2999
Attn: Samuel M. Krieger

If to any other Person who is then the regis-tered Holder, to the address of such Holder as it appears in the stock transfer books of the Company, or, in each instance, to any party at such other address as may be designated in writing hereafter, in the same manner, by such Person.

(d)    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. The Buyer may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(e)    Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(f)     Governing Law. This Agreement shall be governed by an interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement or any of the other Transaction Documents and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each of the Parties hereby waives the right to request a jury trial in either state or federal court in connection with any dispute arising in connection with this Agreement.

(g)    Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(h)    Severability. If any term, provision, covenant or restriction of this Agree-ment is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restric-tion. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, cove-nants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(i)     Headings. The headings in this Agreement are for convenience of reference only and shall not limit or other-wise affect the meaning hereof.

(j)     Shares Held by The Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than the Buyer or transferees or successors or assigns thereof if such Persons are deemed to be Affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

FONIX CORPORATION

By: /s/ Roger D. Dudley
Name: Roger D. Dudley
Its: Exec. VP and CFO

MCCORMACK AVENUE LTD.
a British Virgin Islands corporation

By: /s/____________________________________
Name:____________________________________
Title: _____________________________________

SCHEDULE 6(a)

Other Registration Rights

1.    The Company granted registration rights to McCormack Avenue Ltd. in connection with shares of the Company’s common stock issuable upon conversion of the Company’s Series L 9% Convertible Preferred Stock.

2.    The Company has entered into a Seventh Equity Line of Credit Agreement with a third party investor (the “Equity Line Investor”). The Company granted registration rights to the Equity Line Investor and a registration statement covering the resale of shares by the Equity Line Investor has been filed but not yet declared effective by the U.S. Securities and Exchange Commission. Upon effectiveness of the registration statement, if and when the Company draws funds under the equity line of credit, the Equity Line Investor has the right to receive shares as repayment of such draws.

Permissible Piggyback Securities

None.

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